Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Cash and Cash Equivalents	Cash and cash equivalents

	$ million
	Dec 31, 2022	Dec 31, 2021
Cash	6,608	5,849
Short-term bank deposits	5,147	4,416
Money market funds, reverse repos and other cash equivalents	28,491	26,705
Total	40,246	36,970
In 2022, cash continued to be invested with an emphasis on capital preservation. Information about credit risk is presented in Note 25. Included in cash and cash equivalents at December 31, 2022, were amounts totalling $156 million (2021: $113 million) subject to currency controls or other legal restrictions.